UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 30, 2007

                              --------------------

                             Standard Drilling, Inc.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                333-85460                                84-1598154
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        (Commission File Number)            (I.R.S. Employer Identification No.)
        1667 K St., NW, Ste. 1230

             Washington, DC                                20006
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(Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (202) 955-9490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b)

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c)

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Standard Drilling, Inc. ("Standard Drilling", "the Company") today announced that due to the delay in the filing of its Form 10-QSB for the quarterly period ended March 31, 2007, it received a letter dated May 23, 2007 from The NASD indicating that the Company's common stock is subject to delisting pursuant to NASD Rule 6530 unless the delinquent filing has been received by the Securities and Exchange Commission by 5:30 P.M. EST on June 21, 2007. NASD Rule 6530 requires the Company to complete on a timely basis all filings with the Securities and Exchange Commission, as required by the Securities Exchange Act of 1934, as amended.

Standard Drilling's OTC ticker symbol has been appended with a temporary additional "E" which signifies the Company's delinquent status.

The Company anticipates filing its Form 10-QSB for the quarterly period ended March 31, 2007 before June 21, 2007 deadline.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STANDARD DRILLING, INC.



Date:    May 30, 2007                By:   /s/ Prentis B. Tomlinson, Jr.
     -------------------------------    ---------------------------------
                                           Name: Prentis B. Tomlinson, Jr.,
                                                 Chairman and CEO